DUPREE MUTUAL FUNDS

TAX-EXEMPT MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series – DUALX

Kentucky Tax-Free Income Series - KYTFX

Kentucky Tax-Free Short-to-Medium Series – KYSMX

Mississippi Tax-Free Income Series - DUMSX

North Carolina Tax-Free Income Series - NTFIX

North Carolina Tax-Free Short-to-Medium Series - NTSMX

Tennessee Tax-Free Income Series - TNTIX

Tennessee Tax-Free Short-to-Medium Series - TTSMX

TAXABLE MUNICIPAL BOND FUND

Taxable Municipal Bond Series-DUTMX

GOVERNMENT BOND FUND

Intermediate Government Bond Series-DPIGX

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2013

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Trust’s Prospectus dated November 1, 2013. A Prospectus and the Trust’s most recent Annual and Semi-Annual Reports which include a complete listing of the Trust’s portfolios may be obtained, without charge, by calling or writing the Trust at (859) 254-7741 or toll free (800) 866-0614 or writing the Trust at P.O. Box 1149, Lexington, KY 40588 or on-line at www.dupree-funds.com or via e-mail to inquiry@dupree-funds.com or shareholders@dupree-funds.com. The financial statements as of June 30, 2013, appear in the Trust’s Annual Report which is incorporated by reference into this Statement of Additional Information.

GENERAL INFORMATION AND HISTORY

Dupree Mutual Funds is a no-load mutual fund family that offers shares in separate investment Series (hereinafter “Fund” or “Funds”) to the public. We have been in continuous operation since 1979, first as the Kentucky Tax-Free Income Fund, Inc. and in our current form since 1987. We were organized as a Kentucky Business Trust on July 1, 1987, as the successor to the Fund organized in 1979. We currently offer no-load mutual fund shares in ten Funds that invest in professionally managed bond portfolios. Our investment adviser for each Fund is Dupree & Company, Inc. Dupree & Company is a Lexington, Kentucky firm with more than 60 years of experience in managing, underwriting and trading Kentucky municipal securities.

INVESTMENT OBJECTIVES AND POLICIES

As stated in our Prospectus, our investment objective for each of our ten funds is to realize a high level of income without incurring undue risk to principal. Eight of the ten funds we offer invest in bond portfolios consisting of tax-exempt municipal bonds issued in a single state. These funds (with only minor exceptions) invest in municipal bonds from Alabama, Kentucky, Mississippi, North Carolina or Tennessee, respectively, in order to provide interest income exempt from federal income tax, including the alternative minimum tax and, in certain states, from state income tax as well. Investors should consult our Prospectus for a description of the investment objectives of these funds and the manner in which these funds seek to achieve their objectives.

Our Taxable Municipal Bond Series seeks to provide a high level of taxable income derived from taxable municipal bonds without incurring undue risk to principal. The interest earned on these bonds is fully taxable at the federal level and may be subject to tax at the state level. Investors should consult our Prospectus for a description of the investment objectives of this fund and the manner in which this fund seeks to achieve its objectives.

Our Intermediate Government Bond Series seeks to provide a high level of taxable income derived from bonds issued by the U.S. Government and its agencies and instrumentalities without incurring undue risk to principal. The interest earned on these bonds is fully taxable at the federal level and may be subject to tax at the state level. Investors should consult our Prospectus for a description of the investment objectives of this fund and the manner in which this fund seeks to achieve its objectives.

We have established a number of investment policies and restrictions to help ensure that the investments of each fund are consistent with its investment goals. Certain of these policies are deemed “fundamental”, meaning that they are subject to change only upon approval by the holders of a majority of shares of the affected fund. “Non-fundamental policies” may be changed without a vote of the shareholders. The fundamental policies of each of the funds are set forth below and in the “Investment Restrictions” section that follows. As used in the Prospectus and this Statement of Additional Information, with respect to any matter requiring shareholder approval, whether it be shareholder approval within an affected fund or the shareholders of the Trust, the phrase “majority of our shares” means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding shares of the affected fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the affected fund, whichever is less.

Tax-Exempt Municipal Bond Funds

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to Medium Series

As stated in our Prospectus, the investment objective for our eight single state tax-exempt municipal bond funds is to realize a high level of tax-exempt income as determined by a shareholders state of residence without incurring undue risk to principal. In general, interest income derived from municipal bonds is exempt from federal income tax (including alternative minimum tax) and, for residents in certain of the states in which we offer shares, from state income tax as well. Accordingly, as a matter of fundamental policy, these funds invest in tax-exempt issues from a single state (Alabama, Kentucky, Mississippi, North Carolina or Tennessee) in order to maximize the tax exemption available to shareholders in certain states where our shares are offered. The only exception to this policy is that, when abnormal market conditions warrant doing so, we may from time to time invest in taxable securities on a temporary basis. Investors should consult our Prospectus and the “Tax Information” section that follows for a more complete discussion of the tax consequences of these investment policies.

The Kentucky Tax-Free Income Series and the Tennessee Tax-Free Income Series maintain diversified portfolios, while the Alabama Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, the Mississippi Tax-Free Income Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, and the Tennessee Tax-Free Short-to-Medium Series maintain non-diversified portfolios. Compared to diversified portfolios, non-diversified portfolios may invest a higher percentage of its assets among fewer issuers of securities. This increases a non-diversified fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the fund’s share price and performance.

At least 80% of the Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities we purchase must be municipal bonds within the four highest grades (investment grade) assigned by U.S. nationally recognized credit rating services at the time of purchase; or municipal notes rated at the time of purchase within the three highest grades assigned by U.S. nationally recognized credit rating services, or Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal bonds and notes not rated within the grades specified above, but secured by the full faith and credit of the United States Government (e.g., pre-refunded municipal bonds collateralized by U.S. Government securities). A description of the general characteristics of the municipal securities qualifying for ratings specified above follows.

No more than 20% of the value of our total assets in each of the Alabama Tax-Free Income Series, the Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, the Mississippi Tax-Free Income Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, the Tennessee Tax-Free Income Series, or the Tennessee Tax-Free Short-to-Medium Series will be invested in securities which are not rated, but which, in the opinion of our Investment Adviser, would have been rated as investment grade if the issuers had sought a rating at the time of issuance. Issuers may elect not to secure a rating for an issue if it is not needed to effectuate the sale of the issue or for cost reasons.

The ratings described below reflect the opinions of the issuing rating services as to the quality of the municipal securities they undertake to rate. As such, the ratings represent broad guidelines rather than absolute standards of quality. You should also bear in mind that rating services usually rate an issue of municipal securities at the time it is first offered to the public, and once issued, a rating is seldom updated unless and until the municipal issuer makes a further offering of its securities. Our investment adviser will make its own evaluation of each security it selects for our portfolios and will continue to evaluate each portfolio security so long as we hold it.

Ratings of Municipal Notes and Bonds

Rating services denote quality ratings in descending alphabetic order with the highest quality securities having a rating of AAA or Aaa. Securities rated AAA or Aaa are considered the highest quality and the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Securities rated AA or Aa denote high quality with some elements that would make long-term risks appear somewhat larger but the obligor’s capacity to meet its financial commitment on the obligation is very strong. Securities rated A are regarded as safe upper medium grade investment grade obligations that are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. Securities rated BBB or Baa are considered medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over a great length of time. Some credit rating agencies may denote ratings on municipal notes in a numeric order with a one (“1”) being the best quality; a two (“2”) representing high quality with margins of protection ample, although not so large as in the preceding group; and a three (“3”) representing favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Tax-Exempt Municipal Bond Funds

Municipal bonds are obligations issued by the states, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is generally exempt from federal and state income taxes, for residents of the states which issue the securities.

Municipal bonds are issued for various public purposes including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings. Municipal issuers can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal and state income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in industrial building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the “Investment Restrictions.”

Generally speaking, there are five types of municipal bonds. “General obligation” bonds are secured by the issuer’s pledge of its full faith, honor, credit and/or taxing power for the payment of principal and interest. “Revenue” bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees, sports event gate receipts, etc. Although municipal authorities issue industrial building revenue bonds, revenues derived from a lease rental contract with a non-governmental user secure them. Some revenue bonds, including industrial building revenue bonds, are secured by a mortgage on the rental property. Improvement assessment bonds are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. “Refunded” or “defeased” bonds are secured by an escrow fund which, usually, is invested in United States Government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years’ duration. Municipal issuers within the Commonwealth cannot enter into a financial obligation of more than one year’s duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other states. Many city and county construction projects are financed through bonds that are nominally issued in the name of a public corporation that holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In this situation, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. Revenue bonds issued by the Commonwealth of Kentucky are not a direct obligation of the state.

At times, we may purchase municipal bonds when a new issue is being offered in an underwriting, at which time the securities are offered on a “when-issued” basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase bonds on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a “when-issued” purchase commitment, we will ordinarily sell other assets not so identified if sales are necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.

Unlike other types of investments, municipal bonds traditionally have not been subject to registration with, or other regulation by, the Securities and Exchange Commission (“SEC”). However, there have been proposals that could lead to future regulation of municipal securities by the SEC. The amount of information available about municipal bonds is generally less than that for corporate bonds or equities and the investment performance of our municipal bond funds may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The investment adviser will apply investment techniques and risk analyses in making investment decisions for the funds, but there can be no guarantee that these decisions will produce the desired results. The secondary market for municipal bonds also tends to be less well developed and less liquid than many other securities markets.

Taxable Municipal Bond Series

The fund seeks to provide a high level of taxable income derived from taxable municipal bonds without incurring undue risk to principal. The taxable municipal bonds held in this portfolio will be of investment grade quality (those rated BBB or Baa or higher by U.S. nationally recognized credit rating services at the time of purchase) with a nominal maturity normally ranging from 10-30 years. The interest earned on these securities is fully taxable at the federal level and may be subject to tax at the state level.

The fund may also invest in taxable municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (“Build America Bonds”). Enacted in February 2009, the Act authorized state and local governments to issue taxable bonds for which, provided certain specified conditions are met, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to the interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in bonds (“tax credit” Build America Bonds). The federal interest subsidy on direct pay Build America Bonds continues for the life of the bonds. Build America Bonds provide an alternative form of financing to state and local governments and, in certain cases, may provide a lower net cost of funds to issuers.

The Taxable Municipal Bond Series will maintain a non-diversified portfolio. In periods of normal market conditions either (1) the fund’s assets will be invested so that at least 80% of the income will be taxable or (2) the fund will have at least 80% of its net assets invested in taxable municipal bonds. The fund may invest up to 20% of its net assets in bonds other than taxable municipal bonds, including but not limited to: U.S. Treasury securities, and securities and obligations of the U.S. Government, its agencies and instrumentalities.

Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax. Issuance of Build America Bonds ceased on December 31, 2010, as Congress declined to extend the provisions of the Act. As such, at the present time issuers are not able to issue additional Build America Bonds. However, Build America Bonds continue to be actively traded in the secondary market.

The fund will not invest in any “tax credit” bonds authorized by the Act. As such, the fund does not expect to receive or pass through to shareholders tax credits as a result of investments.

Intermediate Government Bond Series

As stated in our Prospectus, the fund seeks to provide a high level of income without incurring undue risk to principal by investing in a portfolio consisting of: 1) bonds issued by the U.S. Government such as U.S. Treasury Notes and Bills; 2) bonds issued by agencies or instrumentalities of the U.S. Government such as obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the Federal Home Loan Bank; 3) bank accounts fully insured by the FDIC or collateralized by federal government or federal agency bonds; and 4) repurchase agreements fully collateralized by issues of the U.S. Government or its agencies. The Intermediate Government Bond Series will maintain a non-diversified portfolio as described in our Prospectus and in the “Investment Restrictions” section below.

PORTFOLIO TURNOVER

Portfolio turnover is defined to be the lesser of purchases or sales divided by the average monthly value of the portfolio. The portfolio turnover rate is expressed as a percentage ratio calculated by taking the lesser of sales or purchases of securities as the numerator and dividing by the average monthly value of the entire portfolio, excluding short-term investments from both the numerator and denominator. Portfolio turnover for each of the funds offered will vary depending on a number of factors, including net capital flows into or out of each Series, our investment strategy, and market conditions.

Portfolio turnover rate may influence a fund’s yield under certain conditions. In periods of declining interest rates, the fund’s yield will tend to be somewhat higher than the prevailing market rates, and in periods of rising interest rates, the yield of the fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund’s portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be true.

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to-Medium Series

We do not intend to purchase Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal bonds for short-term profits. Securities will be purchased and sold in response to our management’s evaluation of the issuer’s ability to meet its debt obligations in the future. However, a security purchased at any earlier date may be sold in anticipation of a market decline (a rise in interest rates), and a security purchased in anticipation of a market rise (a decline in interest rates) may be sold at any later date. In addition, a security may be sold and another purchased when, in the opinion of our management, a favorable yield spread exists between those particular issuers or in different market sectors. Finally, in order to obtain an immediate yield on the cash proceeds from the sale of our shares pending the selection and availability of a more permanent investment, we may temporarily acquire Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities under informal repurchase arrangements with a bank. Typically, under these arrangements, we would resell such securities to the bank, and the bank would repurchase them from us, within a short period of time, usually not more than seven days. The investment adviser selects securities that it believes will provide the best balance between risk and return and typically uses a buy and hold strategy. Securities in the funds’ portfolios are typically held for income purposes, rather than trading securities for capital gains.

At this time, we do not anticipate any change in the investment strategy that would significantly impact portfolio turnover rates and therefore we expect that the turnover rates for the coming year will be influenced mainly by the net growth of each fund and by prevailing market conditions. Portfolio turnover rates are dependent upon a number of uncontrollable factors, including investments in a fund, redemptions from a fund and the rate at which bonds held in the various portfolios are called or mature.

The only exception to the investment policies and restrictions of the tax-exempt municipal bond funds is that we may temporarily invest up to 50% of the value of our total assets in certain taxable obligations when, in the judgment of our investment adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the investment adviser deems necessary for temporary defensive purposes. The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities; certificates of deposit; banker’s acceptances; and other short-term debt obligations of the United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody’s; and repurchase agreements relating to an underlying security in which we are authorized to invest. When investing in taxable obligations and cash equivalents on a short term basis, our investment objective of producing income exempt from both federal and state income taxes may not be realized.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Alabama Tax-Free Income Series was approximately 6.46% compared with 7.80% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Kentucky Tax-Free Income Series was approximately 7.02% compared with 8.39% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Kentucky Short-to-Medium Series was approximately 6.63% compared with 4.73% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the previous year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Mississippi Tax-Free Income Series was approximately 13.81% compared with 9.99% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the North Carolina Tax-Free Income Series was approximately 3.59% compared with 5.94% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the North Carolina Short-to-Medium Series was approximately 10.19% compared with 12.31% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Tennessee Tax-Free Income Series was approximately 7.37% compared with 8.39% for the fiscal year ended June 30, 2012. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Tennessee Short-to-Medium Series was approximately 20.56% compared with 1.86% for the fiscal year ended June 30, 2012. The portfolio turnover rate in FY 12 was unusually low. The substantially higher portfolio turnover rate for FY 13 was due primarily to the fact that the portfolio experienced higher than normal share redemptions due to market volatility and had a number of bonds that matured or were called away. Based on current ends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate to be somewhere in the range of 5-15%.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Intermediate Government Bond Series was approximately 16.02% compared with 8.94% for the fiscal year ended June 30, 2012. The higher portfolio turnover rate was due to higher than normal share redemptions due to market volatility and a number of bonds that were called away. Based on current trends, Dupree & Company, Inc expects the 2013-2014 portfolio turnover rate will be similar to the current year’s rate.

For the fiscal year ended June 30, 2013, the portfolio turnover rate for the Taxable Municipal Bond Series was 9.57% compared with 0.00% for the fiscal year ended June 30, 2012. The FY 12 portfolio turnover rate was unusual in that there were no redemptions, calls, or matured bonds. The higher portfolio turnover rate in FY 13 was due to the fact that the fund did experience some share redemptions due to market volatility. Based on current trends, Dupree & Company, Inc. expects the 2013-2014 portfolio turnover rate will be similar to the current year’s turnover.

INVESTMENT RESTRICTIONS

We have adopted certain investment restrictions that may not be changed without the approval of the holders of a majority of the shares representing the affected fund. Under these restrictions, we may not take any of the following actions with respect to each fund:

Kentucky Tax-Free Income Series & Tennessee Tax-Free Income Series

1.	With respect to 75% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States Government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Kentucky and Tennessee, each political subdivision of each state, and each district, authority, agency or instrumentality of each state or any of either state’s political subdivisions, will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven business days if, as a result more than 10% of the value of our net assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Kentucky and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Kentucky and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result, more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other tax exempt municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Kentucky, North Carolina and Tennessee Tax-Free Short-to-Medium Series, and Alabama, Mississippi and North Carolina Tax-Free Income Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States Government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee, each political subdivision of the state, and each district, authority, agency or instrumentality of the state or any of its political subdivisions will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Taxable Municipal Bond Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States Government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, each state, each political subdivision of a state, and each district, authority, agency or instrumentality of a state or any of its political subdivisions will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except money market mutual funds with the same investment objective of the series or where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Intermediate Government Bond Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States Government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank or brokerage firm).

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of United States Government securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. The limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except money market mutual funds with the same investment objective of the series or where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options or any combination thereof.

16.	Issue senior securities.

NON-FUNDAMENTAL RESTRICTIONS

None of the single state tax-exempt municipal bond funds will invest in certificates of deposit or banker’s acceptances.

In accord with the requirements of the Texas securities laws, the Trust will not invest in real estate limited partnerships, or in oil, gas and other mineral leases, or invest more than 15% of average net assets of any fund in investments which are not readily marketable as defined by Texas securities regulations.

These restrictions are “non-fundamental” investment policies of the affected funds. As such, they may be changed by the Board of Trustees and do not require a vote of shareholders of the affected Series.

Borrowing of Money

Each fund permits borrowing money from banks as a temporary measure in order to pay redeeming shareholders such borrowings may not be in excess of 5% of the value of the assets of the affected fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust regularly discloses its portfolio securities in its Semi-Annual and Annual Reports, which are available on our website at www.dupree-funds.com and in its semi-annual filings on Form N-CSR and its quarterly filings on Form N-Q filed with the Securities and Exchange Commission. The Statement of Additional Information and the Forms N-CSR and N-Q may be accessed on the EDGAR database through the Securities and Exchange Commission Internet site at http://www.sec.gov. The Trust’s portfolio securities are not listed separately on the Trust’s Web Site. When and if requested by various publications or evaluation services such as Standard & Poor’s, Thomson Financial Services, Morningstar® or Lipper or upon request of a shareholder or prospective shareholder, the Trust will disclose a then current listing of portfolio securities. The Trust does not differentiate among categories of persons who may wish to receive a listing of portfolio securities, and imposes no conditions upon use of the information. The Trust’s President or a Vice President is authorized to provide a listing of portfolio securities as of dates which differ from the dates utilized to prepare routine reports and filings. The Trust has no ongoing arrangements with any person or entity to make available information about the Trust’s portfolio securities. The Officers of the Trust report to the Board of Trustees any requests for portfolio securities listings that are not already publicly available. Neither the Trust nor the investment adviser receives compensation for providing the listings of portfolio securities.

INVESTMENT ADVISER AND OTHER SERVICES

As stated in the Prospectus, our investment activities are managed by Dupree & Company, Inc. Thomas P. Dupree, Sr., is President of the Trust and Chairman of Dupree & Company, Inc. He is the sole owner of the voting stock of Dupree & Company, Inc. Allen E. Grimes, III serves as President of Dupree & Company, Inc. and is Executive Vice President of the Trust. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc. and also holds the same offices with the Trust. Eugene M. Gard is Assistant Secretary and Assistant Treasurer of the Trust. Dupree & Company, Inc. also serves as the transfer agent for the Trust.

INVESTMENT ADVISORY AGREEMENTS

Dupree & Company, Inc. serves as the investment adviser for each of our ten Funds pursuant to separate Investment Advisory Agreements with each fund. The agreements for the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Series are each dated November 1, 2002. Each agreement will continue in effect until October 31, 2014. The agreement for the Intermediate Government Bond Series is dated November 1, 1997, and will continue in effect until October 31, 2014. The agreement for the Taxable Municipal Bond Series is dated November 1, 2011, and will continue in effect until October 31, 2014. Each agreement may be continued from year to year if such continuation is specifically approved at least annually by our Board of Trustees at a meeting called for that purpose, or by a separate vote of the holders of a majority of each series’ shares, and, in either case, also by vote of a majority of our Trustees. The Agreements are subject to termination by either party without penalty on 60 days written notice to the other and terminate automatically in the event of assignment. Dupree & Company, Inc. had served as the investment adviser to Kentucky Tax-Free Income Fund, Inc. from our inception through October 31, 1986, when Dupree Investment Advisers, Inc. a subsidiary of Dupree & Company, Inc., began serving as the investment adviser. In 1997, the two Dupree firms reorganized and the parent firm, Dupree & Company, Inc. once again became the investment adviser without any change in personnel or services.

Pursuant to the Agreements, Dupree & Company, Inc. provides us with investment supervisory services, office space and facilities, and corporate administration. Specifically, Dupree & Company, Inc. has undertaken to obtain and evaluate relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of our assets in a manner consistent with our investment objectives; and to implement this program by selecting the securities to be purchased or sold by us and placing orders for such purchases and sales. In addition, Dupree & Company, Inc. provides for our office needs, maintains our books and records, assumes and pays all sales and promotional expenses incurred in the distribution of our shares out of its own resources without reimbursement from the Trust, staffs us with persons competent to perform all of our executive and administrative functions, supervises and coordinates the activities of our institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve us as officers to the Trust, all without additional cost to us. Dupree & Company, Inc. may contract with commercial banks or other entities to assist in the provision of shareholder services.

Under the Agreements for each of the funds, neither Dupree & Company, Inc. nor any of its directors, officers or employees performing executive or administrative functions for us will be liable to us for any error of judgment, mistake of law or other act or omission in connection with a matter to which the Agreements relate, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Under the terms of the Agreements for the tax-exempt municipal bond funds and the taxable municipal bond fund, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreements, a fee at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets of each fund determined separately; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 of each fund determined separately; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000 of each fund determined separately; .35 of 1% of the average daily net assets between $500,000,001 and $750,000,000; .30 of 1% of the average daily net assets between $750,000,001 and $1,000,000,000; and .25 of 1% of the average daily net assets in excess of $1,000,000,001. For the Intermediate Government Bond Series, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreement, a fee at the annual rate of .20 of 1%. The fees are payable to Dupree & Company, Inc. in monthly installments. Dupree & Company, Inc. has reserved the right to voluntarily subsidize any fund at its sole option and expense. During the past three fiscal years the following fees have been paid to the investment adviser and the following reimbursements have been received from the investment adviser, who will not seek to recover any fees waived or reimbursements.

	Year Ended 6-30-13	Year Ended 6-30-12	Year Ended 6-30-11
Alabama Tax-Free Income Series
Fees	$123,872	$108,756	$101,210
Fees waived	19,538	22,407	36,211
Kentucky Tax-Free Income Series
Fees	3,748,731	3,595,920	3,429,968
Fees waived	-0-	-0-	-0-

	Year Ended 6-30-13	Year Ended 6-30-12	Year Ended 6-30-11
Kentucky Tax-Free Short-to-Medium Series
Fees	$456,322	$429,771	$351,989
Fees waived	-0-	-0-	-0-
Mississippi Tax-Free Income Series
Fees	42,039	35,061	31,437
Fees waived	19,516	18,832	16,167
North Carolina Tax-Free Income Series
Fees	492,008	402,183	381,588
Fees waived	-0-	-0-	-0-
North Carolina Tax-Free Short-to-Medium Series
Fees	133,150	115,189	94,864
Fees waived	-0-	-0-	-0-
Tennessee Tax-Free Income Series
Fees	522,313	480,310	468,448
Fees waived	40,632	-0-	-0-
Tennessee Tax-Free Short-to-Medium Series
Fees	60,814	52,247	51,852
Fees waived	-0-	-0-	1,947
Intermediate Government Bond Series
Fees	51,441	51,610	64,717
Fees waived	16,510	-0-	-0-
Taxable Municipal Bond Series
Fees	81,480	70,687	40,901
Fees waived	508	40,901	1,608

Board of Trustees Approval of Existing Advisory Agreements

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Fund. Under the Investment Advisory Agreements, Dupree & Company, Inc. assumes responsibility for providing investment advisory and other services.

In considering whether to renew the Investment Advisory Agreements for the tax-free municipal bond Series, the Intermediate Government Bond Series and the Taxable Municipal Bond Series for additional one year periods, the Trustees, at their August 27, 2013 meeting, reviewed the following factors with respect to each Series: (1) the nature, extent and quality of services provided by Dupree & Co. to each Series; (2) the investment performance of each Series; (3) the costs of the services provided to each Series and the profits realized or to be realized by Dupree & Co. from its relationship with the Trust; (4) the extent to which economies of scale have been realized as each Series grows; (5) whether the level of fees reflects those economies of scale for the benefit of investors in the Series; (6) comparisons of services and fees with contracts entered into by Dupree & Co. with other clients; and (7) other benefits derived or anticipated to be derived by Dupree & Co. from its relationship as investment adviser to the Trust.

Set forth below are the general factors the Trustees considered for all of the funds, followed by an outline of the selected specific factors the Trustees considered for each particular fund.

Nature, Extent and Quality of Services

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Series’ assets in a manner consistent with the series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Series’ office needs, maintains each Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

Dupree & Company provides accounting services for all portfolio holdings, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree & Company does not render services to any other clients.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Series, as discussed below.

Performance

The Trustees considered the performance of each Series during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Series prepared by an independent third party, Morningstar®, Inc., annualized for 1, 3, 5 and 10 years as compared with other single state funds or government bond funds. Morningstar®, Inc. comparative performance and expense data was considered for a one year period and since inception for the Taxable Municipal Bond Series since it has been in existence only since November 1, 2010. For the most part, the Series’ returns over the periods reviewed have been very close to the Series’ benchmarks. For additional detail about the considerations for each Trust Series, see the “Series-by-Series Factors” section below.

Cost and Profitability

The Trustees reviewed the audited (years ended December 31, 2011 and December 31, 2012) and unaudited financial statements (six months ended June 30, 2013) of Dupree & Company, Inc; statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Series (twelve months ended June 30, 2013). The Investment Adviser’s revenues and costs of and profits from furnishing services to each Series are allocated to each Series according to each Series’ identifiable costs and according to the size of the Series in relation to the total size of the Trust. The Trustees considered the Investment advisory fees paid to the Investment Adviser, expressed in dollar terms and as a percentage of assets under management. The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree & Co. for services rendered in its capacity as Investment Adviser to each Series since the inception of each Series. The Trustees determined that the profits earned were reasonable in light of the advisory, administrative and other services provided to each Series and the historic subsidization provided by Dupree & Co. to the several Series.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios. The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar®, Inc. The Trustees considered that the proposed advisory fees to be paid to the Investment Adviser for its services to each Series are comparable to the advisory fees charged to other similar portfolios.

Economies of Scale

In addition to considering that the Investment Adviser’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation. Accordingly, as assets increase, the Investment Adviser’s fees decrease on a percentage basis.

The Investment Adviser has identified no “economies of scale”, advising that growth of the Trust will require additional personnel. Further, the Investment Adviser has stated that additional compliance requirements can be expected to consume more personnel time and may preclude realization of economies of scale.

Fee Comparison with Other Clients

The only client served by the Investment Adviser is the Trust, so there are no applicable fee comparisons.

Other Benefits

The Trustees considered that the Investment Adviser derives a financial benefit from its advisory relationship with the Trust. The sole benefit that accrues to the Investment Adviser is an increase in total fees received as each Series increases in net asset size. The benefit to the shareholders of each Series is that the Investment Adviser’s fees decrease on a percentage basis as total net assets under management increase. Dupree & Company, Inc. reported no other indirect benefits attributable to management of the Series, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 18 portfolio purchase transactions and 11 portfolio sale transactions.

•	As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $15,238 as compared to $15,416

•	for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of five stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.68%, (after waiver of fees), the third lowest of 13 funds evaluated by Morningstar®, Inc. One fund with a lower expense ratio only accepts institutional clients.

Kentucky Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 43 portfolio purchase transactions and 51 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,941 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of five stars.

•	As of June 30, 2013, the Series Expense Ratio was 0.57%, the third lowest of 23 funds evaluated by Morningstar®, Inc. One fund with a lower expense ratio only accepts institutional clients.

Kentucky Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 20 portfolio purchase transactions and 13 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $13,212 as compared to $15,296 for the BarCap Municipal Bond Index. The Bar Cap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of three stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.73%. Out of 23 funds evaluated by Morningstar®,Inc., only 5 had lower expense ratios than this Series. Of these, several only accept institutional clients and another fund was the Dupree Kentucky Tax-Free Income Series.

Mississippi Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 13 portfolio purchase transactions and 16 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,756 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of four stars.

•	As of June 30, 2013, the Series Expense Ratio was 0.65% (after waiver of fees) and was the lower of 7 funds evaluated by Morningstar®, Inc.

North Carolina Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 19 portfolio purchase transactions and 7 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,771 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of five stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.71%, the 10th lowest of 40 funds evaluated by Morningstar®, Inc. Other funds with lower expense ratios had larger minimum investments or were limited to institutional investors.

North Carolina Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 23 portfolio purchase transactions and 13 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $13,272 as compared to $15,296 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of four stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.78%, the 15th lowest of 40 funds evaluated by Morningstar®, Inc. Other funds with lower expense ratios had larger minimum investments, were limited to institutional investors and/or were not short-term municipal bond funds.

Tennessee Tax-Free Income Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 21 portfolio purchase transactions and 29 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,998 as compared to $15,416 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of four stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.70%, one of the 3 funds tied at 3rd lowest of 17 funds evaluated by Morningstar®, Inc. The funds with the lower expense ratios are open only to institutional clients.

Tennessee Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 11 portfolio purchase transactions and 19 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $12,868 as compared to $15,296 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of three stars.

•

As of June 30, 2013, the Series Expense Ratio was 0.87%, the 10th lowest of 17 funds evaluated by Morningstar®, Inc. Other funds with lower expense ratios had larger minimum investments, were limited to institutional investors and /or were not short-term municipal bond funds.

Intermediate Government Bond Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 4 portfolio purchase transactions and 7 portfolio sale transactions.

•

As of June 30, 2013, the ten year growth of $10,000 invested in the Series was $14,919 as compared to $14,389 for the BarCap U.S. Government Bond Index. The BarCap U.S. Government Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series received an overall Morningstar®, Inc. rating of three stars

•	As of June 30, 2013, the Series Expense Ratio was 0.52%, the lowest of 27 funds evaluated by Morningstar®, Inc.

Taxable Municipal Bond Series

Factors considered at meeting of August 27, 2013

•	For the Fiscal Year ending June 30, 2013, the Investment Adviser processed 10 portfolio purchase transactions and 5 portfolio sale transactions.

•

As of June 30, 2013, the thirty-two month growth of $10,000 invested in the Series was $11,942 as compared to $12,312 for the BarCap Taxable Municipal Bond Index. The BarCap Taxable Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2013, the Series was not rated by Morningstar®, Inc because the Series had not been in existence three full years.

•	As of June 30, 2013, the Series Expense Ratio was 0.85%, the 3rd lowest of 5 funds evaluated by Morningstar®, Inc.

Portfolio Managers

The Co-Portfolio Managers responsible for the day to day management of the Trust’s portfolios for each of the funds are Vincent Harrison and Eugene Gard, CFA. Mr. Harrison served as Assistant Portfolio Manager from 1999 to 2004 before becoming Portfolio Manager. Eugene Gard became Co-Portfolio Manager in 2008 after serving as the Associate Portfolio Manager under Mr. Harrison. Mr. Gard became Associate Portfolio Manager under Mr. Harrison in 2008 after active duty service in the United States Navy from 2001-2007. Managing the Trust’s ten funds is Dupree & Company, Inc.’s sole business so there are no conflicts of interest between management of the Trust portfolios and any other accounts.

Messrs. Harrison and Gard are employed by the investment adviser for each of the Funds. Mr. Thomas P. Dupree, Sr. is the sole voting shareholder and Chairman of Dupree & Company, Inc. Mr. Dupree determines the compensation of all employees of Dupree & Company, Inc. based on his assessment of performance and comparable market compensation.

Portfolio Managers, like all other employees of Dupree & Company, Inc., are paid a fixed salary. All employees are eligible to receive discretionary bonuses if there is growth in the value of net assets of the Trust under management. All employee benefits, i.e., insurance, retirement plans, etc. are the same for all employees of Dupree & Company, Inc. Mr. Dupree is a salaried employee of Dupree & Company, Inc. and receives other compensation from Dupree & Company, Inc. in recognition of his role as the sole voting shareholder of Dupree & Company, Inc.

Mr. Harrison and Mr. Gard did not own any fund shares as of June 30, 2013.

OTHER SERVICES

U S Bank, 425 Walnut Street, ML 6118, PO Box 1118, Cincinnati, Ohio 45201-1118, serves as Custodian for the Trust.

U S Bank is responsible for the safekeeping of the assets of each Fund. U S Bank presents for payment the coupons of the municipal bonds held by it or its sub-custodians and deposits payment to the Funds’ accounts. Beginning April 1, 2009, the Custodian began charging the Trust for fees which exceeded the float. The Trust paid $192,296 in custodial fees during the fiscal year 2011. The Trust was given custodian credits of $12,067 during the period July 1, 2010 to June 30, 2011, which amount was applied to reduce net custodial fees. The Trust paid $196,395 in custodial fees during the fiscal year 2012. The Trust was given custodian credits of $5,045 during the period July 1, 2011 to June 30, 2012, which amount was applied to reduce net custodial fees. The Trust paid $215,458 in custodial fees during the fiscal year 2013. The Trust was given custodian credits of $8,616 during the period July 1, 2012 to June 30, 2013, which amount was applied to reduce net custodial fees.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm of the Trust. The financial statements and schedules audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing. The shareholders of the Trust ratified selection of Ernst & Young LLP to serve as the independent auditor for the Trust for the fiscal year ending June 30, 2014.

Dupree & Company, Inc. serves as the transfer agent and dividend paying agent of the Trust, collecting monies from new shareholders and paying dividends and redemption proceeds to shareholders, in addition to maintaining books and accounts of shareholder transactions. The Trust has an agreement with Dupree & Company Inc., as transfer agent, under of which a fee is paid computed on the average daily net asset value at the annual rate of .15 of 1% on the first $20,000,000 and .12 of 1% on all amounts in excess of $20,000,000. For the past three fiscal years Dupree & Company, Inc. was paid $1,790,099, $1,507,864, and $1,410,713, respectively, for the services it performed as transfer agent and dividend paying agent of the Trust.

Dupree & Company, Inc., the Trust’s transfer agent, has entered into sub-shareholder servicing agreements with Ron Beaton’s Money Matters, Lawrence J. Botzman, E. Thomas Associates, Inc., Cumberland Security Bank, and Unified Trust Company to service their clients who have entered into individual investment advisory agreements with these firms. These sub-shareholder servicing agents assist their client shareholders in completing account applications, redemption requests, change of address forms and provide other administrative services to their clients. The sub-shareholder servicing agents are compensated by Dupree & Company, Inc. at a rate of .00125 per annum of the net assets under management invested by their clients in the Kentucky Tax-Free Income Series, North Carolina Tax-Free Income Series, and the Tennessee Tax-Free Income Series. .00225 per annum of the net assets under management invested by their clients in The Kentucky Tax-Free Short-to-Medium Series, .0010 per annum of the net assets under management invested by their clients in the Intermediate Government Bond Series and .0025 per annum for all other Series’ of the Trust with a minimum threshold of total investments by their clients of $1,000,000. For the past three fiscal years the aggregate compensation paid by Dupree & Company, Inc. to all sub-shareholder servicing agents was $80,847, 114,234 and $116,425, respectively. The compensation is inclusive of all sub-shareholder servicing agents, some of whom may not currently have active agreements with Dupree & Company, Inc.

Dupree & Company, Inc. has also entered into a number of selling/distribution agreements with various entities (Charles Schwab & Company; Fidelity; National Financial; Ameritrade; Vanguard; J. P. Morgan; and Raymond James) that permit customers of those entities to purchase shares of the Trust. These entities are compensated by Dupree & Company, Inc. in various amounts. For fiscal year 2011, Dupree & Company, Inc. paid an aggregate amount of $6,796.01 in connection with the aforementioned selling/distribution agreements; for fiscal year 2012, Dupree & Company, Inc. paid an aggregate amount of $10,479.33 in connection with the aforementioned selling/distribution agreements; and in fiscal year 2013, Dupree & Company, Inc. paid an aggregate amount of $22,284.26 in connection with the aforementioned selling/distribution agreements.

Gay M. Elste, Darsie & Elste, P.O. Box 28, Versailles, Kentucky 40383, serves as independent legal counsel to the Trust and Trustees. Ms. Elste owns shares of the Trust valued in excess of $100,000. She prepares or reviews requisite registration statements and other filings with the Securities and Exchange Commission and state securities regulators, attends all meetings of the Trustees and the Board Committees, prepares the agendas and minutes for meetings and provides advice to management, as well as the Trustees. She is compensated on an hourly basis. For the past three fiscal years Darsie & Elste was paid $42,458, $45,953 and $47,320 respectively. Ms. Elste also serves as the Compliance Officer of the Trust reviewing documents, transactions and other materials to assure compliance with federal securities laws. She is also compensated for these services on an hourly basis and was paid for the past three fiscal years $37,970, $30,291 and $31,633 respectively.

OFFICERS AND TRUSTEES

In 2004, the Board of Trustees and shareholders determined that a totally independent Board of Trustees was the appropriate method to manage the business of the Trust. The Board of Trustees is comprised solely of “non-interested” persons and meets on a quarterly basis to discuss, review and act upon business matters of the Trust. On a quarterly basis the Trustees review financial statements, dividends declared, portfolio pricing and variances, compliance subjects, brokerage allocations and selections, and adopts, ratifies or amends policies. On a weekly basis the Trustees are apprised of the total investments in each portfolio and yield information. As set forth in the Declaration of Trust filed pursuant to the laws of the Commonwealth of Kentucky, the Trustees manage the business of the Trust: appointing and removing officers, agents, consultants and employees; selecting advisers, depositories, custodians, distributors, underwriters and others; and delegating responsibilities to officers and/or committees of the Trust or employees, advisers, agents or others. The Board adopts general policy and charges Dupree & Company with the responsibility for daily investment, shareholder servicing and management decisions. The Board of Trustees oversees risks to the Trust through the services of the independent auditors of the Trust and the Trust’s Compliance Officer. The Trustees have engaged the independent auditors to conduct agreed upon review of management practices. In addition, the Trustees receive quarterly reports of compliance risks from both management and the Trust’s Compliance Officer.

All of the committees of the Board of Trustees are inclusive of all Trustees. This allows all trustees to be fully apprised of the business of the Trust. The Audit Committee of the Board of Trustees meets semi-annually, or more often if needed, to review accounting, management, pricing and control functions of the Trust and other matters required by law. During the most recently completed fiscal year the Audit Committee met twice. The Nominating Committee of the Trust meets annually or more often, if needed, to nominate persons to serve on the Board of Trustees. During the most recently completed fiscal year, the Nominating Committee met once. The Nominating Committee will consider nominees recommended by security holders when a vacancy occurs. Any security holder may write to the Trust, identifying a nominee and describing the nominee’s qualifications. In addition the Trustees meet quarterly without management to discuss Trust business and the oversight responsibilities of the independent Trustees, including compliance matters. All Trustees also comprise the Valuation Committee which meets if necessary to “fair value” portfolio securities when readily available quotations are not available and/or when the investment adviser’s recommended valuation of a given security is different from readily available quotations by an amount which is of significance to the Funds’ NAV. The Committee did not meet during the most recently completed fiscal year.

Set forth below is certain biographical information about the Trustees including a description of the specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a member of the Board in light of the Trust’s business and structure.

James C. Baughman, Jr. – Mr. Baughman served until May, 2013 as the Chief Executive Officer, Secretary, Treasurer, and as a Director of Office Suites Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc. (collectively “Office Suites Plus”). Office Suites Plus is a privately held business that provides high quality office and conference facilities with advanced technology and support services to corporations. Mr. Baughman is a self-employed business consultant with CJN Advisors, LLC. Mr. Baughman’s educational background is in the area of finance. His individual qualifications and skills include senior management experience in the areas of accounting and finance, marketing, advertising, strategic thinking and corporate governance.

William A. Combs, Jr. – Mr. Combs currently serves as an Officer and Director of Mercedes-Benz of Cincinnati, Ohio and Mercedes-Benz of West Chester, Ohio. He previously served as an Officer and Director of a family controlled lumber and supply business. His individual qualifications and skills include senior management experience, corporate governance, finance, strategic thinking and consensus building. Mr. Combs has served in leadership roles on numerous local civic boards.

C. Timothy Cone – Mr. Cone currently serves as the President of Gess, Mattingly & Atchison, P.S.C., a law firm based in Lexington, Kentucky. The principal areas of his law practice relate to Business Organizations and Transactions and Commercial Lending and Real Estate. His individual qualifications and skills include senior management experience in the areas of business formations, mergers and acquisitions, corporate governance, and strategic thinking. Mr. Cone has extensive experience with the Kentucky thoroughbred industry and he has served in leadership roles on numerous local civic boards.

Ann Rosenstein Giles – Ms. Giles is a self-employed marketing consultant. She has worked in various capacities in the advertising and marketing field in New York, Michigan, and Kentucky. Her individual qualifications and skills include senior management experience, marketing and advertising, strategic thinking, and business development.

Marc A. Mathews – Mr. Mathews serves as Vice President for Finance and Business for Transylvania University, a Lexington private institution of higher education. Mr. Mathews previously served as Treasurer and Controller of the University of Kentucky, and Senior Audit Manager for Pricewaterhouse Coopers, L.L.P. Mr. Mathews’ educational background is in Business Administration and Accounting, and he is a Certified Public Accountant and a Certified Treasury Professional. Mr. Mathews serves or has served on numerous local civic boards. His individual qualifications include senior management experience, corporate governance, finance, strategic thinking and consensus building.

The following table sets forth information as to our Officers and Trustees:

Trustees
Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years

William A. Combs, Jr. 111 Woodland Ave, #510 Lexington, KY 40502 Age: 73	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 25 Years of Service 13 Years of Service as Chairman	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio and Ellerslie Corp., Lexington, KY	10	N/A

James C.Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 50	Trustee and Chairman of Audit Committee of Dupree Mutual Funds	One Year Term; 6 Years of Service 3 Years of Service as Chairman of Audit Committee	Chief Executive Officer, Secretary, Treasurer, Director Office Suites Plus, Inc. (1992-2013)(executive office space rental) Business Consultant, CJN Advisors, LLC	10	Advisory Board, Community Trust Bank, Lexington, KY

C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 69	Trustee of Dupree Mutual Funds	One Year Term; 11 Years of Service 2 Years of Service as Chairman of Nominating committee	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	10	N/A

Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504 Age: 61	Trustee of Dupree Mutual Funds	One Year Term; 2 Years of Service	Rosenstein Development, LLC (self-employed marketing consultant)	10	N/A

Trustees
Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years

Marc A. Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502 Age: 55	Trustee of Dupree Mutual Funds	One Year Term 2 Years of Service	Vice President for Finance and Business, Transylvania University, 2009 to date; Treasurer, University of Kentucky 2008-2009; Controller, University of Kentucky 2004-2008	10	Director, Bank of the Bluegrass, Lexington, KY

Officers of the Trust
Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers	Other Directorships Held by Officers

Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 83	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 34 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 51	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 8 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser);	N/A	N/A

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 52	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 16 Years of Service as Vice President, 14 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Eugene M. Gard 125 South Mill Street Lexington, KY 40507 Age: 34	Assistant Secretary, Assistant Treasurer; elected Assistant Secretary & Assistant Treasurer by Trustees	One Year Term; first year of service	Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 62	Compliance Officer; elected by Trustees	One Year Term; 9 Years of Service as Compliance Officer; 32 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (cattle farming)	N/A	N/A

As of December 31, 2012, shares of the Trust were owned by our Trustees as shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
James C. Baughman, Jr.	-0-	Kentucky Tax-Free Income Series
William A. Combs, Jr.	Over $100,000	Kentucky Tax-Free Income Series
C. Timothy Cone	Over $100,000	Kentucky Tax-Free Income Series
Ann Rosenstein Giles	$1 to $10,000	Kentucky Tax-Free Income Series
Marc A. Mathews	$1 to $10,000	Kentucky Tax-Free Income Series

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
James C. Baughman, Jr.	-0-	Kentucky Tax-Free Short-to-Medium Series
William A. Combs, Jr.	-0-	Kentucky Tax-Free Short-to-Medium Series
C. Timothy Cone	Over $100,000	Kentucky Tax-Free Short-to-Medium Series
Ann Rosenstein Giles	-0-	Kentucky Tax-Free Short-to-Medium Series
Marc A. Mathews	-0-	Kentucky Tax-Free Short-to-Medium Series

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
James C. Baughman, Jr.	$50,000 to $100,000	Intermediate Government Bond Series
William A. Combs, Jr.	-0-	Intermediate Government Bond Series
C. Timothy Cone	-0-	Intermediate Government Bond Series
Ann Rosenstein Giles	-0-	Intermediate Government Bond Series
Marc A. Mathews	-0-	Intermediate Government Bond Series

As of December 31, 2012, none of the non-interested Trustees or members of their immediate family held any beneficial interest in the Trust’s investment adviser, nor were the non-interested Trustees under direct or indirect or common control with the investment adviser as reflected in the chart below. Further, the Trust does not have an underwriter.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
William A. Combs, Jr.	N/A	Dupree & Company, Inc.	N/A	None	None
James C. Baughman, Jr.	N/A	Dupree & Company, Inc.	N/A	None	None
Lucy A. Breathitt	N/A	Dupree & Company, Inc.	N/A	None	None
C. Timothy Cone	N/A	Dupree & Company, Inc.	N/A	None	None
Ann Rosenstein Giles	N/A	Dupree & Company, Inc.	N/A	None	None
Marc A. Mathews	N/A	Dupree & Company, Inc.	N/A	None	None

Compensation Table

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
William A. Combs Chairman, Trustee	$25,000	-0-	-0-	$25,000
James C. Baughman, Jr., Trustee	$25,000	-0-	-0-	$25,000
C. Timothy Cone Trustee	$25,000	-0-	-0-	$25,000
Ann Rosenstein Giles Trustee	$25,000	-0-	-0-	$25,000
Marc A. Mathews Trustee	$25,000	-0-	-0-	$25,000
Gay M. Elste Compliance Officer/Legal Counsel	$80,428	-0-	-0-	$80,428

For the current fiscal year the six non-interested Trustees (who all serve on the audit committee) will be paid fees in the amount of $23,000 plus an additional $1,000.00 per audit committee meeting.

CODE OF ETHICS

Dupree Mutual Funds and Dupree & Company, Inc. have adopted Codes of Ethics applicable to all Trustees, Officers and access persons. Personnel subject to the Codes of Ethics are permitted to invest in securities that may be purchased or held by the Trust; however, such securities transactions must be disclosed on a quarterly basis. Personnel are permitted to invest in the Trust.

PORTFOLIO TRANSACTIONS

Ordinarily, portfolio securities for each Fund are purchased from underwriters at prices that include underwriting fees or from primary market makers acting as principals and selling to us at net prices. In either case, we would not pay any brokerage commission. Transactions placed with dealers serving as primary market makers are executed at prices within the spread between the bid and asked prices for the securities.

Decisions with respect to the purchase and sale of our portfolio securities, including the allocation of principal business and portfolio brokerage, are made by our investment adviser, Dupree & Company, Inc. Our investment adviser has discretionary authority to implement these decisions by placing orders for the purchase or sale of securities for our account with underwriters, dealers or brokers selected by it for that purpose. However, Dupree & Company, Inc. will not deal with us as principal, or as our agent, in purchasing and selling securities for our accounts. Purchases and sales of securities for the Trust’s portfolios, as well as allocation of brokerage, are reviewed quarterly by the Trust’s Board of Trustees. Each of these trades is either an exclusive offering or the high bid on bonds for sale. Each is reviewed by the board on an individual basis.

Dupree & Company, Inc. has advised us that, in placing orders for the purchase and sale of our portfolio transactions, it will seek execution at the most favorable prices through responsible brokers consistent with Dupree & Company, Inc.’s best execution obligations. In selecting brokers to execute portfolio transactions Dupree & Company, Inc. will give consideration to such factors as the price of the security, the rate of commission, if any, and the size and difficulty of the order. The reliability, integrity, financial conditions, general execution and operating capabilities of competing brokers will also be taken into consideration when placing purchase and sale orders.

Dupree & Company, Inc. has further advised us that it does not presently intend to award brokerage on our portfolios to brokers who charge higher commissions because of research services they provide. However, under our Investment Advisory Agreements with it, we have authorized the investment adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Under such a policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. Research services furnished by a broker can include valuation of the market prices of securities in the Trust’s portfolios, evaluation of potential additions to the Trust’s portfolios and credit analysis of particular issuers of securities.

Whether and to what extent net prices or commissions charged by brokers selected by Dupree & Company, Inc., reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers with or through which the investment adviser places our portfolio transactions, the investment adviser may be relieved of expenses it might otherwise bear.

It is not the practice of Dupree & Company, Inc., to allocate principal business or portfolio brokerage on the basis of share sales. However, brokers effecting purchases of our shares for their customers may participate in principal transactions of brokerage allocated as described in the preceding paragraphs. Dupree & Company, Inc. has advised us that, when it purchases municipal securities for our portfolios in underwriting, it will seek to negotiate a purchase price reflecting a reduction from the initial public offering price by an amount equal to some or all of the applicable selling group concessions.

No brokerage commissions have been paid by the Trust during the three most recent fiscal years.

SHARES OF BENEFICIAL INTEREST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Business Trust is the successor of Kentucky Tax-Free Income Fund, Inc. The Trust offers shares of beneficial interest of separate Series or funds without par value. The Trust is authorized to create an unlimited number of new Series or Funds, but at this time the Trust is offering shares in ten funds as described in the Prospectus: Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, Taxable Municipal Bond Series and Intermediate Government Bond Series.

Each share has one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Our shareholders have cumulative voting rights for the election of Trustees. This means that, in each election of Trustees, each shareholder has the right to cast a number of votes equal to the number of Trustees to be elected and to cast all of such votes for one candidate or distribute such votes among two or more candidates, as the shareholder sees fit. In the event of liquidation of any fund, net assets would be distributed among shareholders of the fund pro-rata after payment of all expenses. Shareholders have no pre-emptive rights. Shareholders may convert their shares in a fund into shares of other funds offered by the Trust; however, this conversion will be treated as a redemption and purchase and may have tax consequences for the shareholder. When issued, our shares are fully paid and non-assessable. Shareholders rights to redeem shares and receive dividends are set forth in the Prospectus dated November 1, 2013.

As of October 3, 2013, the following persons were known to the Trust to be the beneficial owners of more than five (5%) of the outstanding shares of the following funds:

Name(s) of Share Owners	Percent of Shares Owned of Record	Percent of Shares Owned Beneficially	Both
Alabama Tax-Free Income Series
NFS LLC FEBO BBT CO DBA Wilbranch & Company 82 Devonshire Street Boston, MA 02109	10.14%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.92%

James P Walker Ruby R Walker, JTWROS 1209 Main Street Centre, AL 35960			5.06%

Kentucky Tax-Free Short-to-Medium Series
Unified Trust Company NA 2353 Alexandria Drive, Suite 100 Lexington, KY 40504	15.43%

DANKY CO 304 West Main Street Danville, KY 40422	5.13%

Mississippi Tax-Free Income Series
NFS LLC FEBO Trustmark National Bank 248 East Capitol Street Jackson, MS 39201	26.76%

NFS LLC FEBO John S. Chew 109 Southern Ridge Drive Madison, MS 39110	7.31%

Name(s) of Share Owners	Percent of Shares Owned of Record	Percent of Shares Owned Beneficially	Both

Robert Lawson Holladay, Sr. 240 E. Oscar Street Ruleville, MS 38771	5.40%

Roy B. Fulton 2181 Highway 82 West Greenville, MS			5.12%

NC Tax-Free Income Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.00%

NC Tax-Free Short-to-Medium Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.17%

Henry W. Burnett 641 Oaklawn Avenue Winston Salem, NC 27104			10.25%

Tennessee Tax-Free Income Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.22%

NFS LLC FEBO BBT CO DBA Wilbranch & Company 82 Devonshire Street Boston, MA 02109	5.34%

Tennessee Tax-Free Short-to-Medium Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.74%

George Herda Linda Gail Herda, JTWROS 9391 Whittingham Drive Brentwood, TN 37027-8462			6.74%

Intermediate Government Bond Series
Shield Ayres Foundation Robert M. Ayres, Jr. Milan Building 115 E Travis Street Suite 1445 San Antonio, TX 78205	7.21%

Taxable Municipal Bond Series
J William Howerton Carson Myre Charitable Fund Trust 3954 Primrose Place Paducah, KY 42001	33.08%

National Christian Charitable Foundation, Inc. 11625 Rainwater Drive Suite 500 Alpharetta, GA 30004	18.07%

Hardin County Water District #2 360 Ring Road Elizabethtown, KY 42701	17.90%

Name(s) of Share Owners	Percent of Shares Owned of Record	Percent of Shares Owned Beneficially	Both

Shield Ayres Foundation Robert M. Ayres, Jr. Milam Building, 115 E. Travis Street, Suite 1445 San Antonio, TX 78205	7.08%

Management Ownership

Collectively, as of October 4, 2013, the Officers and Trustees owned shares of the Trust in the following funds:

Kentucky Tax-Free Income Series	1.47%
Taxable Municipal Bond Series	2.15%

HOW TO PURCHASE SHARES

Shares of our Trust that are offered for sale are offered directly by the Trust. Since we do not charge any sales commissions, every dollar you invest in us is applied to the purchase of our shares.

The price of your shares will be their net asset value per share, as calculated in the first determination of net asset value after your order has become effective. Your order will be priced and executed at the net asset value next determined after the order is received. There is no sales charge or load.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

The Prospectus describes the procedures to be utilized by an investor desiring to purchase our shares.

DETERMINATION OF NET ASSET VALUE

The price used when you buy or sell shares in a fund is the next net asset value computed after we receive your order in proper form. The net asset value per share of each fund is determined separately at 4:00 p.m. local time each weekday the Dupree office is open by dividing the total value of the assets of a fund, minus liabilities, by the total number of shares outstanding.

The Dupree office is closed on the following holidays: Veteran’s Day (Monday, November 11, 2013);Thanksgiving (Thursday, November 28, 2013); Christmas (Wednesday, December 25, 2013); New Year’s Day (Wednesday, January 1, 2014); Martin Luther King Day (Monday, January 20, 2014); President’s Day (Monday, February 17, 2014); Good Friday (Friday, April 18, 2014); Memorial Day (Monday, May 26, 2014); U.S. Independence Day (Friday, July 4, 2014); Labor Day (Monday, September 1, 2014); and Columbus Day (Monday, October 13, 2014).The above listed closing dates correspond with the closing dates recommended by the Securities Industry and Financial Markets Association (“SIFMA”).

On any business day when SIFMA recommends an early close, we will close and calculate each Series’ NAV at the SIFMA recommended closing time (2:00 p.m. EST). On those days when SIFMA recommends an early close time of 2:00 p.m. EST, any purchase and/or redemption orders received after 2:00 p.m. EST will be processed and become effective on the next business day at the then prevailing NAV. We may elect to remain open on those dates which SIFMA recommends a full close.

Purchase and sales orders accepted after the Trust’s order cut-off time (4:00 p.m. EST) will be effective the following business day at the NAV computed on the following day.

Valuation Methodology – Tax-Free Municipal Bond Series:

The securities in which we invest are traded primarily in the over-the-counter market. We value securities in accord with the Board of Trustees approved Dupree Municipal Valuation System. The Dupree Municipal Valuation System is designed to determine daily, the expected price that would be received for each municipal security held by the Trust, if that security were to be sold in an arms-length transaction on that day.

In compliance with the Board approved valuation methodology, management will value each security based initially on original purchase price, and from then forward on subsequent days, the security will be assigned the current market value from the firm’s computerized valuation system.

The Manager receives yield data daily from an independent data service. This data provides that day’s market yield for bonds maturing from one to thirty years and with quality ratings from BBB/Baa to AAA/Aaa. This data is entered in Dupree’s computerized valuation system daily. The system calculator produces a price for each bond based on the yields entered.

The Dupree computerized valuation system valuations for each bond are compared, on a weekly basis, with yields and prices downloaded from Standard & Poor’s – J. J. Kenny (Kenny) and Financial Times Interactive Data/Muller (Muller). Prices are also compared with other services such as Bloomberg Fair Value and MMD.

Finally, the Board approved “Valuation Methodology” charges the investment adviser Dupree & Company, Inc. with maintaining prices that compare closely to valuations of one or all of the following valuation sources: Kenny, Muller, Bloomberg Fair Value, or MMD. A bond valuation that is not supported by one of these valuation sources requires management to fair value the security in consultation with the Board’s Valuation committee.

Valuation Methodology – Taxable Bond Series:

The securities of the Intermediate Government Bonds Series and Taxable Municipal Bond Series are priced daily utilizing prices from IDC Muller and Standard & Poor’s – J.J. Kenney or other published prices.

HOW TO REDEEM SHARES

The Prospectus describes the procedures to be utilized by a shareholder desiring to redeem our shares. A $10.00 wire fee applies to all redemptions processed by wire. The transfer agent may deduct the wire charge from the redemption proceeds. There is no fee for processing redemption proceeds through the Automated Clearing House (ACH) electronic funds transfer system.

REDEMPTION BY TRUST

If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will mail you a notice requesting that you bring the account balance back up to the minimum investment amount of $100. If you choose not to do so within thirty (30) days from the date of notice, we will close your account and mail the proceeds to the address of record.

If you should move to a state where the Trust does not routinely offer its shares for sale or if you should transfer or attempt to transfer any of your shares to another person residing in a state where the Trust does not routinely offer its shares for sale, the Trust reserves the right to involuntarily redeem your shares and close out your account and/or modify your dividend payment option to receive your dividends in cash in lieu of reinvestment of said dividends in the Trust.

The Trust reserves the right to redeem, at any time without notice, any account if it is determined that the account owner is not complying with the Trust’s policies and procedures.

FEDERAL INCOME TAXES

Bond Counsel for the bonds held in the tax exempt municipal bond funds have not undertaken to advise in the future whether any events after the date of issuance of the bonds may affect the tax exempt status of interest on the bonds or the tax consequences of ownership of the bonds. No assurance can be given that future legislation, or amendments to the tax code, if enacted into law, will not contain provisions which could directly or indirectly reduce the benefit of the exclusion of the interest on the bonds from gross income for federal income tax purposes. Without limiting the generality of the foregoing, prospective purchasers should be aware that the President’s proposed budget seeks to limit the exclusion from gross income of interest on the bonds for holders whose adjusted gross income for federal income tax purposes exceeds certain thresholds in order to provide a tax benefit not greater than 28% of such interest. This would prevent such holders from realizing the full current benefit of the federal tax status of such interest. The President’s budget proposal may also affect the value of the bonds and tax exempt bonds generally. As of the effective date of this Statement of Additional Information, no action has been taken on the tax-exempt bond proposals in the budget proposed by the President. Several bills have also been introduced in Congress that, if enacted, would curtail or eliminate the tax-exemption retroactively or prospectively. Because many states adopt the Internal Revenue Code as a part of the state taxation system, any changes to the federal income and/or capital gains laws may result in changes to state tax laws, resulting in a loss of or reduction in the exemption of municipal bond interest for state income tax purposes. Prospective purchasers of the tax-exempt municipal bond funds should consult their own tax advisors regarding the potential consequences of the President’s proposal and/or other legislative proposals to the treatment of interest on the bonds and distributions paid by the tax exempt municipal bond funds.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carry forwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At June 30, 2013, the Funds capital loss carry-forwards expire as follows:

	2014	2015	2016	2017	2018	2019	Total
Kentucky Tax-Free Short-to-Medium Series	$-	$345,116	$227,932	$223,976	$-	$-	$797,024
Tennessee Tax-Free Income Series	-	-	-	-	371,142	-	371,142
Tennessee Tax-Free Short-to-Medium Series	-	26,184	23,418	-	-	-	49,602
Intermediate Government Bond Series	51,194	21,143	-	-	-	-	72,337

During the year ended June 30, 2013, the following Funds utilized capital loss carry-forwards as follows:

Amount
Kentucky Tax-Free Short-to-Medium Series	$145,079
Tennessee Tax-Free Income Series	250,195
Tennessee Tax-Free Short-to-Medium Series	46,104
Intermediate Government Bond Series	13,115
Taxable Municipal Bond Series	21,110

HOW WE COMPUTE OUR YIELDS

The yield for each fund is determined separately. We compute the yields, the average annual total return, and tax equivalent yields on our shares in each portfolio separately in accord with SEC guidelines.

Average Annual Total Return

The average annual total return for the 1-, 5-, and 10-year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ERV where: P equals a hypothetical initial payment of $1,000, T equals average annual total return, n equals number of years, and ERV equals ending redeemable value of a hypothetical $1,000. Set forth below is average annual total return information (before taxes on distributions) for all Income Series, all Short-to-Medium Series and the Intermediate Government Bond Series and the Taxable Municipal Bond Series for the periods indicated. All fund performance figures assume reinvestment of dividends and capital gains, if any.

	Expressed as a Percentage
Period	Average Annual Total Return
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year	.94%	.17%	.11%	.38%	.76%	(0.06)%
ended June 30, 2013

Five years	5.06%	4.95%	3.63%	4.87%	4.95%	3.70%
ended June 30, 2013

Ten years	4.30%	4.10%	2.83%	3.98%	3.98%	2.87%
ended June 30, 2013

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series	Taxable Municipal Bond Series
One year	.56%	(0.53)%	(2.34)%	1.35%
ended June 30, 2013

Five years	4.57%	3.30%	4.00%
ended June 30, 2013

Ten years	3.78%	2.55%	4.08%	6.89%
ended June 30, 2013				(since inception November 2010)

	Redeemable Value at the end of the period
Period	Based on a Hypothetical $1000 investment
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year	$1,009	$1,002	$1,001	$1,004	$1,008	$999
ended June 30, 2013

Five years	$1,280	$1,273	$1,195	$1,268	$1,273	$1,199
ended June 30, 2013

Ten years	$1,524	$1,495	$1,322	$1,477	$1,477	$1,327
ended June 30, 2013

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series	Taxable Municipal Bond Series
One year	$1,006	$995	$977	$1,013
ended June 30, 2013

Five years	$1,250	$1,176	$1,217	N/A
ended June 30, 2013

Ten years	$1,449	$1,286	$1,492	$1,194
ended June 30, 2013				(since inception November 2010)

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

Average Annual Total Return (after taxes on distributions)

The funds’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the fund at the beginning of each specified period. The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ATVd, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return (after taxes on distributions), n equals number of years, and ATV d equals redeemable value of a hypothetical $1,000 after taxes on Fund distributions but not after taxes on redemptions. Set forth below is average annual total return (after taxes on distributions) information for the Income Series, the Short-to-Medium Series the Intermediate Government Bond Series and the Taxable Municipal Bond Series for the periods indicated. All Fund performance figures assume reinvestment of dividends and capital gains. The calculations assume that taxes are due using the highest individual marginal federal income tax rates in effect on the reinvestment dates.

	Expressed as a Percentage
Period	Average Annual Total Return (After Taxes on Distributions)
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year	.93%	.17%	.11%	.41%	.74%	(0.09)%
ended June 30, 2013

Five years	5.06%	4.92%	3.63%	4.87%	4.94%	3.70%
ended June 30, 2013

Ten years	4.30%	4.08%	2.83%	3.97%	3.98%	2.87%
ended June 30, 2013

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series	Taxable Municipal Bond Series
One year	.55%	(0.54)%	(3.40)%	(0.52)%
ended June 30, 2013

Five years	4.57%	3.30%	2.65%
ended June 30, 2013

Ten years	3.78%	2.55%	2.52%	4.97%
ended June 30, 2013				(since inception November 2010)

	Redeemable Value at the end of the period
Period	Based on a Hypothetical $1000 investment
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year	$1,009	$1,002	$1,001	$1,004	$1,007	$999
ended June 30, 2013

Five years	$1,280	$1,271	$1,195	$1,268	$1,273	$1,199
ended June 30, 2013

Ten years	$1,524	$1,492	$1,322	$1,476	$1,477	$1,327
ended June 30, 2013

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series	Taxable Municipal Bond Series
One year	$1,006	$995	$966	$995
ended June 30, 2013

Five years	$1,250	$1,176	$1,140
ended June 30, 2013

Ten years	$1,449	$1,286	$1,283	$1,138
ended June 30, 2013				(since inception November 2010)

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

Average Annual Total Return (After Taxes on Distributions and Redemption)

The funds’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the fund at the beginning of each specified period. The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ATV dr, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return (after taxes on distributions), n equals number of years, and ATV equals redeemable value of a hypothetical $1,000 after taxes on Fund distributions Set forth below is average annual total return (after taxes on distribution and redemption) information for the Income Series, the Short-to-Medium Series, the Intermediate Government Bond Series, and the Taxable Municipal Bond Series for the periods indicated. All fund performance figures assume reinvestment of dividends and capital gains.

	Expressed as a Percentage
Period	Average Annual Total Return (After Taxes on Distributions and Redemption)
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year	2.08%	1.58%	.99%	1.78%	1.85%	.82%
ended June 30, 2013

Five years	4.81%	4.73%	3.41%	4.65%	4.67%	3.44%
June 30, 2013

Ten years	4.24%	4.07%	2.82%	3.97%[1]	3.93%	2.82%
ended June 30, 2013

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series	Taxable Municipal Bond Series
One year	1.70%	.50%	(1.18)%	1.02%
ended June 30, 2013

Five years	4.38%	3.12%	2.61%
ended June 30, 2013

Ten years	3.77%	2.58%	2.58%	4.59%
ended June 30, 2013				(since inception November 2010)

	Redeemable Value at the end of the period
Period	Based on a Hypothetical $1000 investment
	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
One year	$1,021	$1,016	$1,010	$1,018	$1,019	$1,008
ended June 30, 2013

Five years	$1,265	$1,260	$1,183	$1,255	$1,256	$1,184
ended June 30, 2013

Ten years	$1,515	$1,490	$1,321	$1,476	$1,470	$1,321
ended June 30, 2013

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series	Taxable Municipal Bond Series
One year	$1,017	$1,005	$988	$1,010
ended June 30, 2013

Five years	$1,239	$1,166	$1,137
ended June 30, 2013

Ten years	$1,448	$1,290	$1,290	$1,127
ended June 30, 2013				(since inception November 2010)

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The funds’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the fund at the beginning of each specified period.

Yield Quotations

SEC yield quotations will be computed based on a 30-day period by dividing (a) the interest income based on the market yield, prescribed by the SEC, of each security during the period (including appropriate adjustments for accretion of original issue discounts and amortization of market premiums) reduced by period expenses divided by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series’ yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series’ yield that is not tax-exempt. The SEC yield for the 30-day period ending June 30, 2013, for the Alabama Tax-Free Income Series was 2.05%.The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 3.00%. The SEC yield for the 30-day period ending June 30, 2013, for the Kentucky Tax-Free Income Series was 1.74% and for the Kentucky Short-to-Medium Series it was .50%. The SEC tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 2.57% and for the Kentucky Short-to-Medium Series was .74%. The SEC yield for the 30-day period ending June 30, 2013, for the Mississippi Tax-Free Income Series was 2.22%. The SEC tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 3.25%. The SEC yield for the 30-day period ending June 30, 2013, for the North Carolina Income Series was 1.98% and for the North Carolina Short-to-Medium Series was .47%. The SEC tax-equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 2.98% for the North Carolina Tax-Free Income Series and for the North Carolina Short-to-Medium Series was .71%. The SEC yield for the 30-day period ending June 30, 2013, for the Tennessee Tax-Free Income Series was 1.84% and for the Tennessee Tax-Free Short-to-Medium Series was .51%. The SEC tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 2.72% and for the Tennessee Tax-Free Short-to-Medium Series was .75%. The SEC yield for the 30-day period ending June 30, 2013, for the Intermediate Government Bond Series was 1.57%. The SEC yield for the 30-day period ending June 30, 2013 for the Taxable Municipal Bond Series was 4.00%.

Other yield quotations will be computed based on a 30-day period by dividing (a) the total daily income minus all expenses by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund’s yield that is tax-exempt by (b) one minus a stated tax rate which combines federal and state income tax rates and adding the result to that part, if any, of the series’ yield that is not tax-exempt. The yield for the 30-day period ending June 30, 2013, for the Alabama Tax-Free Income Series was 3.46%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 5.06%. The yield for the 30-day period ending June 30, 2013, for the Kentucky Tax-Free Income Series was 3.47% and for the Kentucky Short-to-Medium Series was 2.15%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 5.13% and for the Kentucky Short-to-Medium Series was 3.18%. The yield for the 30-day period ending June 30, 2013, for the Mississippi Tax-Free Income Series was 3.28%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 4.80%. The yield for the 30-day period June 30, 2013 for the North Carolina Income Series was 3.27% and the North Carolina Short-to-Medium Series was 1.89% The tax equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) for the North Carolina Tax-Free Income Series was 4.92% and for the North Carolina Short-to-Medium Series was 2.85%. The yield for the 30-day period ending June 30, 2013, for the Tennessee Tax-Free Income Series was 3.24% and for the Tennessee Tax-Free Short-to-Medium Series was 1.84%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 4.79% and for the Tennessee Tax-Free Short-to-Medium Series was 2.72%. The yield for the 30-day period ending June 30, 2013, for the Intermediate Government Bond Series was 2.90%. The yield for the 30-day period ending June 30, 2013, for the Taxable Municipal Bond Series was 4.82%.

For the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series, Alabama, Kentucky, Mississippi, North Carolina, Tennessee Short-to-Medium Series, Taxable Municipal Bond Series and Intermediate Government Bond Series, if yield is computed for a period of less than one year it is annualized on a 360 day basis. The yields we quote in response to telephone inquiries represent annualized yields for the preceding 30 calendar days and/or the 12 month distribution yield.

Our yields for any given period in the past should not be considered a representation as to our yields for any future period. Past performance is no guarantee of future performance. Since the dividends we declare are based on income earned on portfolio securities net of expenses, any changes in our income or expenses will directly affect our yields. The income we earn on our portfolio securities can be expected to fluctuate as we make changes in or additions to our portfolios. Our yields will be affected if we experience a net inflow of new money that is invested at interest rates different from those being earned on our then current portfolio securities. A change in our net asset values due to fluctuations in values of our portfolio securities will, of course, also affect our yields.

Yield information may be useful in reviewing our performance and comparing an investment in our shares with other investment alternatives. In addition, when comparing the yields of mutual funds, you should consider the investment objectives, policies and programs of each fund, including the types of investments permitted and the quality and maturity of the portfolio securities, as well as the method used by each fund to compute yield, which may differ from fund to fund. Finally, in evaluating our yields, you should be aware that prior to November 1, 1986, our investment adviser had been bearing a portion of our operating expenses for our Kentucky Income Series. Our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Short-to-Medium Series prior to July 1, 1993; and had been bearing a portion of our operating expenses for the Government Bond Series prior to January 1, 1997 and then again in fiscal year 2013; for the Tennessee Tax-Free Income Series prior to December 2002 and then again in fiscal year 2013; for the Tennessee Tax-Free Short-to-Medium Series prior to November 2010; for the North Carolina Income Series prior to December 2002; for the North Carolina Short-to-Medium Series prior to October 2005; for the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series since their inception January 1, 2000; for the Taxable Municipal Bond Series prior to October 2012. The investment adviser may waive management fees and assume or pay other operating expenses. The investment adviser may terminate fee waivers or reimbursements at any time. The investment adviser will not seek to recover waived fees or reimbursed amounts.

In order to keep shareholders and prospective investors informed about our historic and current yields, the make-up of our portfolios, and other meaningful investment information, we (i) send reports to our shareholders on a semi-annual and annual basis, (ii) provide such information in our sales literature, and (iii) maintain a toll-free telephone through which such information may be obtained.

Total return, yield and tax equivalent yield figures are based on the funds’ historical performance and are not intended to indicate future performance. The funds’ total return, yield and tax equivalent yield will vary depending on market conditions; this is reflective of the securities comprising the funds’ portfolio, the funds’ operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust may fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

No mutual fund is a complete investment program and you may lose money by investing in the Funds. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or the U.S. government. More detailed information about the Trust, its investment policies, restrictions and risks can be found in the Trust’s Prospectus dated November 1, 2013.

TAX INFORMATION

The information provided below is not an attempt to provide you with tax advice and does not purport to deal with all of the tax consequences that may be applicable to your investment in our Funds. You should always consult with your own tax adviser and/or tax attorney for more details on how our Funds may affect your individual state and Federal tax liability. The information contained herein is deemed to be accurate as of November 1, 2013, but is subject to change and should only be used as general guidance.

Federal Tax Information

We have qualified as a “regulated investment company (“RIC”)” under the Internal Revenue Code and intend to continue such qualification. By qualifying as a regulated investment company we are relieved of Federal and state income taxes on all net income and all net realized capital gains, if any, that we distribute to shareholders. In order to qualify for this treatment, we must (i) derive at least 90% of our gross income from dividends, interest and gains from the sale or other disposition of securities, (ii) derive less than 30% of our gross income from the sale or other disposition of securities held less than three months, (iii) meet certain diversification tests as to our investments in securities, and (iv) distribute to shareholders at least 90% of our net tax exempt and net taxable income earned in any year. A failure to qualify as a regulated Investment company would result in distributions to shareholders being taxed as ordinary dividends.

You must report your total tax-free income on your federal income tax return. The IRS uses this information to help determine the status of any social security payments that you may receive during the year. Tax-exempt dividends paid to social security recipients may increase the portion of social security benefits that is subject to tax.

The sale of shares may result in a capital gain or loss depending upon your original cost basis. If you have owned your shares for more than one year, any gains reportable on the sale of your shares will qualify for reduced rates of taxation on capital gains. For tax purposes, an exchange of your fund shares for another fund offered by the Trust is treated the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. Distribution of net short-term capital gains we may realize from the sale of municipal or other securities will be taxable to the shareholders as ordinary income. Distribution of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains regardless of how long the shareholder has held the shares in respect of which the distribution in paid. The tax effect of dividends (whether taxable or exempt) on our shareholders is the same whether such dividends are in the form of cash or additional shares.

The net asset value at which our shares are purchased may include undistributed income or capital gains or unrealized appreciation in the value of securities held in our investment portfolio. To the extent that such income or gains, or any capital gains realized from such appreciation, are subsequently distributed to the holder of such shares, the distributed amounts, although considered a return of investment, may be taxable as set forth above.

The Internal Revenue Code prohibits investors from deducting for federal income tax purposes interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the tax-exempt municipal bond funds that distribute exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of our shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases. However, these rules generally permit the deduction of interest paid on mortgage borrowings to purchase or improve a personal residence and on business borrowings directly related to business needs or purposes.

In any fiscal year, in which any fund has taxable income, we will use the actual earned method of allocating taxable and nontaxable income. We will also allocate expenses between taxable and non-taxable income. In any such year, the percentage of quarterly dividends that are exempt from taxation will vary from quarter to quarter.

The following summary discusses some of the more important tax issues affecting the Trust and its shareholders.

Excise Tax

The Internal Revenue Code contains a provision that discourages a regulated investment company from deferring its shareholders’ taxes by delaying distributions of dividend income to shareholders. Under the provision, a 4% non-deductible federal excise tax is levied on undistributed fund income unless the fund distributes at least; i) 98% of calendar year ordinary income during the calendar year; ii) 98% of capital gain net income earned in the year ending October 31 by December 31; and iii) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.

Capital Gains

The sale of shares may result in a capital gain or loss depending upon your original cost basis. Long-term capital gain distributions to a corporation will be taxed at long-term capital gains rates applicable to corporations. Net long-term capital gain distributions to individuals will be taxed long term capital gains rates applicable to individuals.

Exempt Interest Dividends

Under the present tax law, if the stock of a regulated investment company acquired after March 28, 1985, is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. Further, the six month requirement would be shortened under Treasury Department regulations to a period not less than the greater of 31 days or the period between regular dividend distributions if the regulated investment company regularly distributes at least 90% of its net tax-exempt interest.

Tax Exempt Bonds

Under laws in effect as of the date of this Statement of Additional Information, interest on obligations of states, territories, possessions of the U.S., the District of Columbia and political subsidiaries of these governmental entities is generally but not always exempt from state taxation in the state of issuance. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as “non-essential” bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax-exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. The Trust does not intend to purchase “non-essential purpose” bonds for the tax-exempt municipal bond funds. The IRS may audit issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from adjusted gross income. Such reclassifications or actions could cause interest from a municipal security to become taxable retroactively thereby increasing your tax liability. Moreover, such reclassifications or actions could cause the value of a security to drop which may result in a decline in the value of a fund’s shares. While the reclassification of income by the IRS is a relatively rare event, it is nonetheless a risk of investing in tax-exempt municipal bonds.

Tax-Exempt Municipal Bond Funds

As a regulated investment company, we are qualified to pay “exempt interest dividends”, provided that at least 50% of our total assets are invested in municipal securities at the close of each quarter of our taxable year. Ordinarily, the dividends we pay from net income earned on our investments in Alabama, Kentucky, Mississippi, North Carolina, or Tennessee municipal securities will be exempt interest dividends for residents of those respective states. Shareholders receiving exempt interest dividends may exclude them from gross income for Federal income tax purposes. However, dividends to our shareholders from net income we may earn from investments in non-municipal securities will be fully taxable as interest income.

Taxable Municipal Bond Series

Ordinarily, the dividends we pay from net income earned on our investments in this fund are not considered exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for federal income tax purposes. Dividends paid by this fund may also be subject to tax at the state level. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as “non-essential” bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax-exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. Interest earned on Build America Bonds held by the Taxable Municipal Bond Series is subject to tax at the federal level and may be subject to tax at the state level. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

Intermediate Government Bond Series

Ordinarily, the dividends we pay from net income earned on our investments are not considered tax exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for federal income tax purposes. Dividends we pay from the net income earned on out investments in this fund may be subject to state tax.

The above analysis is not all-inclusive and is subject to federal regulations. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

Alabama Tax Information

Insofar as the dividends we distribute from the Alabama Tax-Free Income Series qualify as “exempt interest dividends” for federal income tax purposes, for residents of Alabama, they will also be excludable from the shareholder’s gross income for Alabama income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Alabama income tax purposes as they have for federal income tax purposes. This means that for residents of Alabama dividends paid by the fund will ordinarily be excludable from gross income for Alabama state income tax purposes. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Alabama, dividends paid by these funds and any other tax free funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of an Alabama corporation or other entity.

Kentucky Tax Information

Insofar as the dividends we distribute from the Kentucky Tax-Free Income Series and the Kentucky Tax-Free Short-to-Medium Series qualify as “exempt interest dividends” for federal income tax purposes, for residents of Kentucky, they will also be excludable from the shareholder’s gross income for Kentucky income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Kentucky income tax purposes as they have for Federal income tax purposes. This means that for residents of Kentucky dividends paid by the fund will ordinarily be excludable from gross income for Kentucky state income tax purposes. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Kentucky, dividends paid by these funds and any other tax free funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a Kentucky corporation or other entity.

Mississippi Tax Information

Insofar as the dividends we distribute from the Mississippi Tax-Free Income Series qualify as “exempt interest dividends” for federal income tax purposes, for residents of Mississippi, they will also be excludable from the shareholder’s gross income for Mississippi income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Mississippi income tax purposes as they have for federal income tax purposes. This means that for residents of Mississippi dividends paid by the fund will ordinarily be excludable from gross income for Mississippi state income tax purposes. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Mississippi, dividends paid by these funds and any other tax free funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a Mississippi corporation or other entity.

North Carolina Tax Information

Insofar as the dividends we distribute from the North Carolina Tax-Free Income Series and the North Carolina Tax-Free Short-to-Medium Series qualify as “exempt interest dividends” for federal income tax purposes, for residents of North Carolina, they will also be excludable from the shareholder’s gross income for North Carolina income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for North Carolina income tax purposes as they have for federal income tax purposes. This means that for residents of North Carolina dividends paid by the fund will ordinarily be excludable from gross income for North Carolina state income tax purposes. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of North Carolina, dividends paid by these funds and any other tax free funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a North Carolina corporation or other entity.

Tennessee Tax Information

Insofar as the dividends we distribute from the Tennessee Tax-Free Income Series and the Tennessee Tax-Free Short-to-Medium Series qualify as “exempt interest dividends” for federal income tax purposes, for residents of Tennessee, they will also be excludable from the shareholder’s gross income for Tennessee income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Tennessee income tax purposes as they have for federal income tax purposes. This means that for residents of Tennessee dividends paid by the fund will ordinarily be excludable from gross income for Tennessee state income tax purposes. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

Individual shareholders of the Tennessee Series are not subject to Tennessee ad valorem taxes on their shares or on the dividends and distributions they receive from us.

For Tennessee residents who own shares of the Taxable Municipal Bond Series or the Intermediate Government Bond Series, a portion of the dividends paid by the Trust is exempt from Tennessee state income taxes.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Tennessee, dividends paid by these funds and any other tax free funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a Tennessee corporation or other entity.

Florida Tax Information

The state of Florida does not impose an individual income tax upon resident individuals. Accordingly, dividends received by individual Florida resident shareholders invested in any of the tax-exempt municipal bond funds, Taxable Municipal Bond Series, or Intermediate Government Bond Series are not subject to individual income tax

Effective January 1, 2007, individuals, married couples, personal representatives or estates, and businesses are no longer required to file an annual intangible personal property tax return reporting their stocks, bonds, mutual funds, shares of business trusts and unsecured notes. The Florida Legislature repealed the annual tax on these properties.

No representation is made as to the tax implications of a Florida corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.

Georgia Tax Information

For residents of Georgia, dividends distributed by the tax-free municipal bond funds may be subject to Georgia income and/or ad valorem taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Georgia income tax purposes as they have for federal income tax purposes.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Georgia, dividends paid by these funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a Georgia corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.

Illinois Tax Information

For residents of Illinois, dividends distributed by the tax-free municipal bond funds may be subject to Illinois income and/or ad valorem taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Illinois income tax purposes as they have for federal income tax purposes.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Illinois, dividends paid by these funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of an Illinois corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.

Indiana Tax Information

Insofar as the dividends we distribute from the tax-free municipal bond funds may qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Indiana income tax purposes. For Indiana residents who own shares of the Taxable Municipal Bond Series and the Intermediate Government Bond Series, a portion of the dividends paid by the fund are exempt from Indiana state income tax. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Indiana state income tax purposes as they have for federal income tax purposes. This means that dividends paid by the tax-exempt municipal bond funds will ordinarily be excludable from gross income for Indiana state individual income tax purposes. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

The state of Indiana does not impose intangible tax on resident individuals. Accordingly, individual Indiana resident shareholders of the tax-exempt municipal bond funds, the Taxable Municipal Bond Series, and the Intermediate Government Bond Series are not subject to Indiana ad valorem taxes on their shares.

No representation is made as to the tax implications of an Indiana corporation or other entity.

Ohio Tax Information

For residents of Ohio, dividends distributed by the tax-free municipal bond funds may be subject to Ohio income and/or ad valorem taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Ohio income tax purposes as they have for federal income tax purposes.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Ohio, dividends paid by these funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of an Ohio corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.

South Carolina Tax Information

For residents of South Carolina, dividends distributed by the tax-free municipal bond funds may be subject to South Carolina income and/or ad valorem taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for South Carolina income tax purposes as they have for federal income tax purposes.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of South Carolina, dividends paid by these funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a South Carolina corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.

Texas Tax Information

The state of Texas does not impose an individual income tax or personal intangible property tax upon resident individuals. Accordingly, Texas resident shareholders of the tax-exempt municipal bond funds, the Taxable Municipal Bond Series, or the Intermediate Government Bond Series are not subject to individual income tax or personal intangible property tax on the dividends and distributions they receive from us. Please consult your tax adviser for more details of how this fund may affect your state tax liability.

No representation is made as to the tax implications of a Texas corporation or other entity.

Virginia Tax Information

For residents of Virginia, dividends distributed by the tax-free municipal bond funds may be subject to Virginia income and/or ad valorem taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Virginia income tax purposes as they have for federal income tax purposes.

The dividends that we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Virginia, dividends paid by these funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of a Virginia corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.